                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2000


I. RECONCILIATION OF COLLECTION ACCOUNT:

           End of Period Collection Account Balance as of Prior Payment Date:                                           1,005,945.90
           Available Funds:
                     Contract Payments due and received in this period                                                  4,123,042.82
                     Contract Payments due in prior period(s) and received in this period                                 355,251.47
                     Contract Payments received in this period for next period                                            163,916.46
                     Sales, Use and Property Tax payments received                                                         47,549.84
                     Prepayment Amounts related to early termination in this period                                     2,695,942.56
                     Servicer Advance                                                                                     625,253.53
                     Proceeds received from recoveries on previously Defaulted Contracts                                        0.00
                     Transfer from Reserve Account                                                                         13,255.19
                     Interest earned on Collection Account                                                                 29,751.85
                     Interest earned on Affiliated Account                                                                  1,219.87
                     Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract
                      < Predecessor contract)                                                                                   0.00
                     Amounts paid under insurance policies                                                                      0.00
                     Maintenance, Late Charges and any other amounts                                                       44,428.27

                                                                                                                       -------------
           Total Available Funds                                                                                        9,105,557.76
           Less: Amounts to be Retained in Collection Account                                                             836,053.45
                                                                                                                       -------------
           AMOUNT TO BE DISTRIBUTED                                                                                     8,269,504.31
                                                                                                                       =============


           DISTRIBUTION OF FUNDS:
                     1. To Trustee -  Fees                                                                                      0.00
                     2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                        355,251.47
                     3. To Noteholders (For Servicer Report immediately following the Final Additional
                          Closing Date)
                               a) Class A1 Principal and Interest                                                               0.00
                               a) Class A2 Principal (distributed after A1 Note matures) and Interest                   5,966,081.81
                               a) Class A3 Principal (distributed after A2 Note matures) and Interest                     325,520.00
                               a) Class A4 Principal (distributed after A3 Note matures) and Interest                     219,862.50
                               a) Class A5 Principal (distributed after A4 Note matures) and Interest                     234,054.83
                               b) Class B Principal and Interest                                                          115,243.80
                               c) Class C Principal and Interest                                                          231,785.36
                               d) Class D Principal and Interest                                                          156,155.02
                               e) Class E Principal and Interest                                                          203,988.37

                     4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                 0.00
                     5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                               a) Residual Interest (Provided no Restricting or Amortization Event in effect)              56,927.50
                               b) Residual Principal (Provided no Restricting or Amortization Event in effect)            202,734.64
                               c) Reserve Account Distribution (Provided no Restricting or Amortization Event
                                    in effect)                                                                             13,255.19
                     6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts        122,949.83
                     7. To Servicer, Servicing Fee and other Servicing Compensations                                       65,693.99
                                                                                                                       -------------
           TOTAL FUNDS DISTRIBUTED                                                                                      8,269,504.31
                                                                                                                       =============

                                                                                                                       -------------
           End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}     836,053.45
                                                                                                                       =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                      $2,511,821.93
            - Add Investment Earnings                                                                                      13,255.19
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                    0.00
            - Less Distribution to Certificate Account                                                                     13,255.19
                                                                                                                       -------------
End of period balance                                                                                                  $2,511,821.93
                                                                                                                       =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                             $2,511,821.93
                                                                                                                       =============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2000


III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                          Pool A                          125,860,818.47
                          Pool B                           28,288,354.41
                                                          --------------
                                                                                   154,149,172.88
Class A Overdue Interest, if any                                    0.00
Class A Monthly Interest - Pool A                             668,757.70
Class A Monthly Interest - Pool B                             150,309.34

Class A Overdue Principal, if any                                   0.00
Class A Monthly Principal - Pool A                          5,057,654.74
Class A Monthly Principal - Pool B                            868,797.36
                                                          --------------
                                                                                     5,926,452.10
Ending Principal Balance of the Class A Notes
                          Pool A                          120,803,163.73
                          Pool B                           27,419,557.05
                                                          --------------
                                                                                   --------------
                                                                                   148,222,720.78
                                                                                   ==============

-----------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                                Ending Principal
Original Face $221,020,000                    Original Face $221,020,000                               Balance Factor
       $ 3.705850                                   $ 26.814099                                          67.063035%
-----------------------------------------------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                          Class A1                                        0.00
                          Class A2                                8,129,172.88
                          Class A3                               62,400,000.00
                          Class A4                               41,000,000.00
                          Class A5                               42,620,000.00
                                                                 -------------

Class A Monthly Interest                                                                 154,149,172.88
                          Class A1 (Actual Number Days/360)               0.00
                          Class A2                                   39,629.71
                          Class A3                                  325,520.00
                          Class A4                                  219,862.50
                          Class A5                                  234,054.83
                                                                 -------------

Class A Monthly Principal
                          Class A1                                        0.00
                          Class A2                                5,926,452.10
                          Class A3                                        0.00
                          Class A4                                        0.00
                          Class A5                                        0.00
                                                                 -------------
                                                                                           5,926,452.10
Ending Principal Balance of the Class A Notes
                          Class A1                                        0.00
                          Class A2                                2,202,720.78
                          Class A3                               62,400,000.00
                          Class A4                               41,000,000.00
                          Class A5                               42,620,000.00
                                                                 -------------
                                                                                         --------------
                                                                                         148,222,720.78
                                                                                         ==============

Class A2
-----------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                                Ending Principal
Original Face $40,000,000                     Original Face $40,000,000                                Balance Factor
        $ 0.99074                                    $ 148.16130                                          5.506802%
-----------------------------------------------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2000


V. CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                          Pool A                  2,145,747.19
                                          Pool B                    482,279.61
                                                                  ------------
                                                                                       2,628,026.80

           Class B Overdue Interest, if any                               0.00
           Class B Monthly Interest - Pool A                         11,604.92
           Class B Monthly Interest - Pool B                          2,608.33
           Class B Overdue Principal, if any                              0.00
           Class B Monthly Principal - Pool A                        86,219.82
           Class B Monthly Principal - Pool B                        14,810.73
                                                                  ------------
                                                                                         101,030.55
           Ending Principal Balance of the Class B Notes
                                          Pool A                  2,059,527.37
                                          Pool B                    467,468.88
                                                                  ------------
                                                                                       ------------
                                                                                       2,526,996.25
                                                                                       ============

----------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
Original Face $3,768,000                 Original Face $3,768,000                         Balance Factor
        $ 3.772094                                   $ 26.812779                               67.064656%
----------------------------------------------------------------------------------------------------------


VI. CLASS C NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class C Notes
                                          Pool A                    4,292,295.15
                                          Pool B                      964,758.49
                                                                    ------------
                                                                                          5,257,053.64

           Class C Overdue Interest, if any                                 0.00
           Class C Monthly Interest - Pool A                           24,269.35
           Class C Monthly Interest - Pool B                            5,454.91
           Class C Overdue Principal, if any                                0.00
           Class C Monthly Principal - Pool A                         172,439.64
           Class C Monthly Principal - Pool B                          29,621.46
                                                                    ------------
                                                                                            202,061.10
           Ending Principal Balance of the Class C Notes
                                          Pool A                    4,119,855.51
                                          Pool B                      935,137.03
                                                                    ------------
                                                                                          ------------
                                                                                          5,054,992.54
                                                                                          ============

----------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
Original Face $7,537,000                 Original Face $7,537,000                         Balance Factor
       $ 3.943779                                    $ 26.809221                              67.069027%
----------------------------------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2000

VII. CLASS D NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class D Notes
                                         Pool A                2,860,996.28
                                         Pool B                  643,039.47
                                                               ------------
                                                                                   3,504,035.75

         Class D Overdue Interest, if any                              0.00
         Class D Monthly Interest - Pool A                        17,511.68
         Class D Monthly Interest - Pool B                         3,935.94
         Class D Overdue Principal, if any                             0.00
         Class D Monthly Principal - Pool A                      114,959.76
         Class D Monthly Principal - Pool B                       19,747.64
                                                               ------------
                                                                                     134,707.40
         Ending Principal Balance of the Class D Notes
                                         Pool A                2,746,036.52
                                         Pool B                  623,291.83
                                                               ------------
                                                                                   ------------
                                                                                   3,369,328.35
                                                                                   ============

-----------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                  Principal Paid Per $1,000                        Ending Principal
Original Face $5,024,000                  Original Face $5,024,000                         Balance Factor
        $ 4.269033                                 $ 26.812779                                67.064657%
-----------------------------------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class E Notes
                                         Pool A                    3,577,846.84
                                         Pool B                      804,197.87
                                                                   ------------
                                                                                        4,382,044.71

         Class E Overdue Interest, if any                                  0.00
         Class E Monthly Interest - Pool A                            29,070.01
         Class E Monthly Interest - Pool B                             6,534.11
         Class E Overdue Principal, if any                                 0.00
         Class E Monthly Principal - Pool A                          143,699.70
         Class E Monthly Principal - Pool B                           24,684.55
                                                                   ------------
                                                                                          168,384.25
         Ending Principal Balance of the Class E Notes
                                         Pool A                    3,434,147.14
                                         Pool B                      779,513.32
                                                                   ------------
                                                                                        ------------
                                                                                        4,213,660.46
                                                                                        ============

-----------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                  Principal Paid Per $1,000                        Ending Principal
Original Face $6,282,000                  Original Face $6,282,000                         Balance Factor
      $ 5.667641                                    $ 26.804242                              67.075143%
-----------------------------------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2000

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

         Beginning Residual Principal Balance
                                         Pool A                                 4,297,850.49
                                         Pool B                                   965,796.55
                                                                                ------------
                                                                                                                 5,263,647.04

         Residual Interest - Pool A                                                46,502.63
         Residual Interest - Pool B                                                10,424.87
         Residual Principal - Pool A                                              173,014.44
         Residual Principal - Pool B                                               29,720.20
                                                                                ------------
                                                                                                                   202,734.64
         Ending Residual Principal Balance
                                         Pool A                                 4,124,836.05
                                         Pool B                                   936,076.35
                                                                                ------------
                                                                                                                 ------------
                                                                                                                 5,060,912.40
                                                                                                                 ============

X. PAYMENT TO SERVICER

          - Collection period Servicer Fee                                                                          65,693.99
          - Servicer Advances reimbursement                                                                        355,251.47
          - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                        122,949.83
                                                                                                                 ------------
         Total amounts due to Servicer                                                                             543,895.29
                                                                                                                 ============

                           DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2000

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                                143,035,554.46

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                   0.00

         Decline in Aggregate Discounted Contract Balance                                                               5,747,988.12
                                                                                                                      --------------
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            ending of the related Collection Period                                                                   137,287,566.34
                                                                                                                      ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                         3,100,147.91

             - Principal portion of Prepayment Amounts                                               2,647,840.21

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                   0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                        0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                 0.00

                                                                                                     -------------
                                             Total Decline in Aggregate Discounted Contract Balance  5,747,988.12
                                                                                                     =============


POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                                 32,148,426.41

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                   0.00

         Decline in Aggregate Discounted Contract Balance                                                                 987,381.92
                                                                                                                      --------------
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            ending of the related Collection Period                                                                    31,161,044.49
                                                                                                                      ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                           955,228.85

             - Principal portion of Prepayment Amounts                                                  32,153.07

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                   0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                        0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                 0.00

                                                                                                     -------------
                                             Total Decline in Aggregate Discounted Contract Balance    987,381.92
                                                                                                     =============

                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     168,448,610.83
                                                                                                                      ==============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2000


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

              POOL A                                                                                              Predecessor
                                                                      Discounted                Predecessor       Discounted
              Lease #               Lessee Name                       Present Value             Lease #           Present Value
              ----------------------------------------------------    --------------            -----------       -------------
              2199-001              Regional Radiology, LLC           $1,112,975.58             1881-001          $  2,435,321.88
              1231-041              Radnet Management, Inc.           $  953,502.31
              1560-013              Drew Medical inc                  $  342,866.78
                                    Cash                              $   25,977.21








                                                                      -------------                               ---------------
                                    Totals:                           $2,435,321.88                               $  2,435,321.88

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                            $  2,435,321.88
              b) ADCB OF POOL A AT CLOSING DATE                                                                   $201,135,070.09
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               1.21%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                         YES                NO   X
                                                                                                   -------            ------


              POOL B                                                                                              Predecessor
                                                                      Discounted                Predecessor       Discounted
              Lease #               Lessee Name                       Present Value             Lease #           Present Value
              ----------------------------------------------------    --------------            -----------       -------------
                                    NONE


                                                                      --------------                              --------------
                                    Totals:                           $         0.00                              $         0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                            $         0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                   $50,047,123.17
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                         YES                NO    X
                                                                                                   -------            ------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2000


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

              POOL A - NON-PERFORMING                                                                             Predecessor
                                                                      Discounted                Predecessor       Discounted
              Lease #               Lessee Name                       Present Value             Lease #           Present Value
              ----------------------------------------------------    --------------            -----------       -------------

              408-502               Western Kentucky Diagnostic       $  495,646.95             277-103           $2,561,363.27
              1042-501              Pinnacle Imaging, Inc.            $1,631,421.93             1513-002          $  953,250.10
              2375-001              Tuscarawas Ambulatory             $1,286,730.05             1725-002          $  588,254.35
              1097-506              Advanced Healthcare Resources     $  675,567.93
                                    Cash                              $   13,500.87



                                                                      -------------                               -------------
                                    Totals:                           $4,102,867.73                               $4,102,867.72

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                        4,102,867.72
              b) ADCB OF POOL A AT CLOSING DATE                                                                   $251,182,193.26
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               1.63%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                         YES                NO    X
                                                                                                   -------            ------



              POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                       Predecessor
                                                                      Discounted                Predecessor       Discounted
              Lease #               Lessee Name                       Present Value             Lease #           Present Value
              ----------------------------------------------------    --------------            -----------       -------------
                                    None


                                                                      --------------                              -------------
                                    Totals:                           $         0.00                              $        0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                        $         0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                   $50,047,123.17
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                              0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                         YES                NO     X
                                                                                                   -------            ------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2000


XV.    POOL PERFORMANCE MEASUREMENTS


1.                     AGGREGATE DISCOUNTED CONTRACT BALANCE

              CONTRACTS DELINQUENT > 90 DAYS                                    TOTAL OUTSTANDING CONTRACTS
              This Month                               5,930,867.08             This Month                        168,448,610.83
              1 Month Prior                            4,699,761.54             1 Month Prior                     175,183,980.87
              2 Months Prior                           6,277,292.97             2 Months Prior                    181,548,654.81

              Total                                   16,907,921.59             Total                             525,181,246.51

              a) 3 MONTH AVERAGE                       5,635,973.86             b) 3 MONTH AVERAGE                175,060,415.50

              c) a/b                                          3.22%


2.            Does a Delinquency Condition Exist (1c > 6% )?
                                                                                         Yes               No      X
                                                                                             --------           --------

3.            Restricting Event Check

              A. A Delinquency Condition exists for current period?                      Yes               No      X
                                                                                             --------           --------
              B. An Indenture Event of Default has occurred and is then continuing?      Yes               No      X
                                                                                             --------           --------

4.            Has a Servicer Event of Default occurred?                                  Yes               No      X
                                                                                             --------           --------


5.            Amortization Event Check

              A. Is 1c  > 8% ?                                                           Yes               No      X
                                                                                             --------           --------
              B. Bankruptcy, insolvency, reorganization; default/violation of any
                   covenant or obligation not remedied within 90 days?                   Yes               No      X
                                                                                             --------           --------
              C. As of any Determination date, the sum of all defaulted contracts
                   since the Closing date exceeds 6% of the ADCB on the Closing Date?    Yes               No      X
                                                                                             --------           --------

6.            Aggregate Discounted Contract Balance at Closing Date          Balance     $251,182,193.26
                                                                                         ---------------


              DELINQUENT LEASE SUMMARY

                     Days Past Due                    Current Pool Balance                    # Leases

                           31 - 60                            7,372,620.71                          32
                           61 - 90                              619,938.18                           9
                          91 - 180                            5,930,867.08                          12



              Approved By:
              Lisa J. Cruikshank
              Vice President